Exhibit 10.8

[**] Certain information has been excluded pursuant to Regulation S-K, Item 601(b)(10)(iv) from this document because it is both not material and is the type that the registrant treats as private or confidential.

LETTER AGREEMENT

This LETTER AGREEMENT (the “Agreement”) is entered into as of February 13, 2024 (the “Effective Date”) between VBI VACCINES INC., a British Columbia corporation (“VBI”) and BRII BIOSCIENCES LIMITED, a Cayman Islands company (“Brii” and together with VBI, each a “Party” and together the “Parties”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the License Agreement (as defined below).

WHEREAS

A. Whereas VBI and certain of its affiliates and K2 HealthVentures LLC (“K2”) are parties to that certain Loan and Guaranty Agreement dated as of May 22, 2020, as amended by (a) that certain First Amendment to Loan and Guarantee Agreement and Affirmation of Pledge and Security Agreement, dated as of May 17, 2021, (b) that certain Second Amendment to Loan and Guarantee Agreement and Affirmation of Pledge and Security Agreement, dated as of September 14, 2022, (c) that certain Third Amendment to Loan and Guarantee Agreement and Affirmation of Pledge and Security Agreement, dated as of July 5, 2023, and (d) that certain Fourth Amendment to Loan and Guaranty Agreement, Waiver and Forbearance Agreement dated as of the date hereof (such amendment described in clause (d), the “Loan Amendment” and collectively, the “Loan Agreement”).

B. Whereas the Loan Amendment requires VBI and its Affiliates to use commercially reasonable efforts to achieve the essential activities set forth on Exhibit A (the “Essential Activities”) by the applicable deadlines set forth on Exhibit A.

C. Whereas Section 4.2(a) of that certain Asset Purchase Agreement, dated as of the date hereof (the “Rehovot Purchase Agreement”) entered into by affiliates of Brii, SciVac Ltd. and VBI provides that the obligation of Purchaser (as defined therein) to consummate and effect the Rehovot Purchase Agreement and the transactions contemplated therein is subject to the satisfaction on or prior to the closing date of the following conditions (amongst other conditions set forth therein), which may be waived in writing by Purchaser (as defined therein): (i) the completion by VBI of all of the Additional Priority Activities set forth on Exhibit B (the “Priority Activities”) and (ii) the completion by VBI of all of the Essential Activities.

D. Whereas VBI is a party to that certain License Agreement with Ferring International Center S.A. (“Ferring”), dated as of September 1, 2021 (the “Ferring License”).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Essential Activities. VBI shall use commercially reasonable efforts to complete the Essential Activities set forth on Exhibit A by the dates set forth therein.

2.	Priority Activities. VBI shall use commercially reasonable efforts to complete the Priority Activities set forth on Exhibit B by the dates set forth therein.

3.	Ferring Consent. VBI shall use commercially reasonable efforts to obtain consent under the Ferring License in the form attached hereto as Exhibit C (the “Ferring Consent Letter”). Until VBI has obtained such consent, VBI shall (a) communicate with Ferring in writing no less than [**] regarding the status of the Ferring Consent Letter and (b) provide Brii with an update on the status of the Ferring Consent Letter and copies of any such communication sent to or received from Ferring on a [**] basis . Neither VBI nor any of its Affiliates shall make or agree to make any accommodations, amendments to the Ferring Consent Letter, conditions, or increase any obligation of Brii Bio or its affiliates in any matter, without first obtaining Brii’s written consent. VBI agrees to bear all such costs and expenses associated with or related to obtaining Ferring’s consent. Promptly after obtaining such consent, VBI shall provide written notice and a copy of the executed Ferring Consent Letter to Brii.

4.	License Agreement. Upon completion of the Essential Activities by VBI and receipt of the executed Ferring Consent Letter by Brii in accordance with Section 3 above, in each case, prior to December 31, 2024, VBI and Brii shall within five (5) business days enter into a license agreement in the form attached as Exhibit D (the “License Agreement”) pursuant to which VBI will grant Brii a perpetual, royalty-free, milestone-free, sublicensable, fully-paid, and exclusive license to the GBM Program (VBI-1901) (the “VBI-1901 License”) for development and commercialization in the Asia-Pacific (APAC) region (excluding Japan). Prior to the earlier of (i) the date that VBI and Brii enter into the License Agreement and (ii) December 31, 2024 (the “License Cancellation End Date”), VBI may (with the consent of K2 HealthVentures LLC, and its successors and assigns, as administrative agent under the Loan Agreement) cancel its obligation to enter into the VBI-1901 License (the “License Cancellation Right”) by providing Brii with advanced written notice of its intent to not grant Brii the VBI-1901 License and, if applicable, paying the License Cancellation Fee (as defined herein) to Brii by wire transfer of immediately available funds within five (5) business days of the termination date specified in the notice provided to Brii in accordance with this Section 4. For purposes hereof, the “License Cancellation Fee” means if VBI exercises the License Cancellation Right at any time during the period beginning on July 1, 2024 and ending on December 31, 2024, five million dollars ($5,000,000).

5.	Information Rights. VBI will deliver to Brii, (a) within five (5) business days after delivery to K2, the items required pursuant to Sections 5.1(a)(ii) and 5.1(b) of the Loan Amendment and (b) immediately, notice of the occurrence of any Additional Specified Default (as defined in the Loan Amendment) or the breach of any Forbearance Condition (as defined in the Loan Amendment). In addition, VBI acknowledges and agrees that Brii’s information rights under Section 3.2 of the Letter Agreement, dated July 5, 2023, among VBI, Variation Biotechnologies, Inc., SciVac Ltd and Brii continue in full force and effect and shall survive the execution of this Agreement and any of the transactions contemplated hereby and are incorporated by reference herein.

6.	Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

7.	Governing Law; Venue; Waiver of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT, AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE PARTIES HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE PARTIES, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

VBI VACCINES INC.

By:	/s/ J. R. Baxter
Name:	J. R. Baxter
Title:	CEO

BRII BIOSCIENCES LIMITED

By:	/s/ Zhi Hong
Name:	Zhi Hong
Title:	Chief Executive Officer

Signature Page to Side Letter to Essential Activities Letter Agreement

Exhibit A
Timetable for Essential Activities

[**]

Schedule A
BRII-179 Document Transfers

[**]

Schedule B

[**]

Exhibit B
Timetable for Additional Manufacturing Activities

[**]

Exhibit C

Ferring Consent Letter

[**]

Exhibit D

License Agreement

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